United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549
                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):  May 28, 2004



                                 CytoGenix, Inc.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

         0-26807                                         76-0484097
(Commission File Number)                       (IRS Employer Identification No.)


3100 Wilcrest Drive, Suite 140, Houston, Texas              77042
(Address of principal executive offices)                  (Zip Code)


                                 (713) 789-0070
               Registrant's telephone number, including area code


          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On May 28, 2004, CytoGenix, Inc. (the "Company") reacquired from HEMCO Onshore, L.L.C. ("HEMCO") an undivided 10 percent interest in several patents and patent applications in which the Company owns the remaining 90 percent interest. The several patents and patent applications are listed in the Transfer and Assignment attached to this Form 8-K as EXHIBIT "1". In consideration for the interest in the intellectual property, the Company has paid HEMCO $25,000 and has executed an agreement ("Mutual Release") releasing HEMCO from all claims of any kind arising out of the loan transaction that took place on or about April 6, 2001 between HEMCO and the Company. A copy of the Mutual Release agreement is attached to this Form 8-K as EXHIBIT "2". The Transfer and Assignment and Mutual Release are incorporated herein in their entirety by reference in response to this Item. The description of the terms and provisions thereof is a summary only, and is qualified in its entirety by reference to such documents.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial statements of business acquired. - None.

         (b) Pro forma financial information. - None.

         (c) Exhibits.

               1.   Transfer   and   Assignment   dated  May  28,  2004  between
                    CytoGenix, Inc. and HEMCO Onshore, L.L.C.

               2. Mutual Release dated May 28, 2004 between CytoGenix, Inc. and HEMCO Onshore, L.L.C.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date: June 8, 2004                CytoGenix, Inc.

                                           By:  /s/ Lawrence Wunderlich
                                                -----------------------
                                                    Lawrence Wunderlich,
                                                    Chief Financial Officer

EXHIBIT 1


                             TRANSFER AND ASSIGNMENT


         For the sum of One Dollar ($1.00), and other good and valuable consideration, including the terms and conditions of that Letter of Intent to Settle Controversy dated May 18, 2004 between HEMCO Onshore, L.L.C. and CytoGenix, Inc., the receipt of which is hereby acknowledged, the undersigned HEMCO Onshore, L.L.C., does hereby:

         SELL, ASSIGN and TRANSFER to CYTOGENIX, INC. (the "Assignee"), a corporation, an undivided ten percent (10%) interest in and to any and all improvements which are disclosed in the U.S. and International patents and patent applications listed in the attached Exhibit "A", and the same interest in all divisional, continuing, substitute, renewal, reissue and other applications for patent which have been or shall be filed in the United States or in any other country on any of such improvements and the same undivided interest in and to all original and reissued patents which have been or shall be issued in the United States or in any country outside the United States on such improvements for the full term(s) for which the same may be granted;

         AUTHORIZE  and  REQUEST  the  Patent  and  Trademark   Office  and  the
appropriate authorities of any countries outside the United States to issue any and all such patents granted on such improvements to the Assignee;

         COVENANT that, when requested and at the expense of the Assignee, to carry out in good faith the intent and purpose of this assignment, the undersigned will execute and deliver to the Assignee an undivided ten percent (10%) interest in all divisional, continuing, substitute, renewal, reissue, and all other patent applications on any and all such improvements, execute and deliver to the Assignee all rightful oaths, declaration, assignments, powers of attorney and other papers, communicate to the Assignee all facts known to the undersigned relating to such improvements and the history thereof, and generally do everything possible which the Assignee shall consider desirable for vesting title to such improvements in the Assignee, and for securing, maintaining and enforcing proper patent protection for such improvements.

         SAID ASSIGNMENT TO BE BINDING on the heirs, assigns, representatives and successors of the undersigned and extend to the successors, assigns and nominees of the Assignee.

                                             HEMCO ONSHORE, L.L.C.


                                              By: /s/ Charles B. Middlekauf
                                                  ---------------------------
                                                      Charles B. Middlekauf,
                                                      Chief Executive Officer


STATE OF TEXAS       ss.
                     ss.
COUNTY OF DALLAS     ss.

         This instrument was acknowledged before me, the undersigned authority, on this 28th day of May, 2004, by Charles B. Middlekauf, Chief Executive Officer of HEMCO Onshore, L.L.C., on behalf of said corporation, as the act and deed of said corporation.



                                            /s/  Maegan Lynne Tucker
                                            ------------------------
                                            Notary Public, State of Texas

                                            Maegan Lynne Tucker
                                            ------------------------
                                            Printed Name of Notary
                                            My Commission Expires: April 8, 2007

                                            (SEAL)




Transfer and Assignment                                                   Page 2

                                   EXHIBIT "A"

                         PATENTS AND PATENT APPLICATIONS

1. U.S. Patent Application - Serial No. 08/236,504 (filed April 29, 1994 and abandoned) - entitled "Stem-Loop Cloning Vector and Method" Inventor:
     Charles A. Conrad [Atty File No INGA 002]

2. U.S. Patent No. 6,054,299 (filed June 17, 1997 - Continuation of 08/236,504, 04/29/94) - entitled "Stem-Loop Cloning Vector and Method"
     Inventor: Charles A Conrad - Issued April 25, 2000 [Atty File No. INGA 002/FWC]

3. U.S. Patent Application - Serial No. 09/169,793 (filed October 9, 1998 - Continuation in Part of application 08/877,251) - entitled "Production of ssDNA In Vivo" Charles A. Conrad [Atty File No. INGA 004]

4. U.S. Patent Application - Serial No. 09/397,782 (filed September 16, 1999 - Continuation in Part of 09/169,793 10/09/98) - entitled "In Vivo Production of ssDNA Using Reverse Transcriptase with Predefined Reaction Termination via Step-Loop Formation" Inventor: Charles a. Conrad [Atty File No. INGA 004/CIP]

5. U.S. Patent Application - Serial No. 09/397,783 (filed September 16, 1999 - Continuation in Part 09/169,793) - entitled "Enzymatic Synthesis of ssDNA"
     Inventors: Charles A. Conrad, Michael D. Skillern and Jonathan F. Elliston [Atty File No. CRYA 008]

6. U.S. Patent Application - Serial No. 09/411,568 (filed October 4, 1999 - Continuation in Part of 09/397,782 and 09/169,793) - entitled "In Vivo Production of ssDNA Containing DNA Enzyme Sequence with Rnase Activity"
     Inventor: Charles A. Conrad [Atty File No. INGA 004/C/CIP]

7. International Application - No. PCT/US99/23936 -- Publication No. WO 00/22114 (filed October 12, 1999) - entitled "Production of ssDNA In Vivo"
     Inventor: Charles A. Conrad [Atty File No. INGA 004/PCT]

8. International Application - No. PCT/US99/23933 - Publication No. WO 00/22113 (filed October 12, 1999) - entitled "Enzymatic Synthesis of ssDNA"
     Inventors: Charles A. Conrad, Michael D. Skillern and Jonathan F. Elliston [Atty File No. CRYA 008/PCT]

9. U.S. Patent Application (filed February 28, 2000 - CIP of 09/411,568 and 09/397,782 and 09/169,793 and 08/877,251 and 08/236,504) - entitled
     "Altering Gene Expression with ssDNA Produced In Vivo"  Inventors:  Charles
     A. Conrad and Yin Chen [Atty File No. INGA 004/C/2CIP]

10. U.S. Patent Application (filed March 6, 2000 - CIP of 09/397,783 and 09/169,793 and 08/877,251 and 08/236,504) - entitled "Enzymatic Synthesis of ssDNA In Vivo" Inventors: Charles A. Conrad, Michael D. Skillern and Jonathan F. Elliston [Atty File No. CRYA 008/CIP]

11. International Application - No. PCT/US00/27381 (filed October 4, 2000 - CIP of No. PCT/US99/23936 filed on October 12, 1999) - entitled "Altering Gene Expression with ssDNA Produced in Vivo" Inventor: Charles A. Conrad [Atty File No. INGA 004/CIP/PCT]

EXHIBIT 2


                                 MUTUAL RELEASE


CYTOGENIX, INC., and all people or entities claiming by or through CYTOGENIX, INC. (hereinafter "CYGX"), on the one hand; and HEMCO Onshore LLC, and all people or entities claiming by or through HEMCO Onshore LLC (hereinafter
"HEMCO"), on the other hand; have agreed to a full release (the "Mutual Release"); which RELEASE is set out below:

                                       I.

HEMCO Onshore LLC loaned CYTOGENIX, INC., the sum of Two Hundred Fifty Thousand Dollars ($250,000.00) on or about April 6, 2001. The principal amount was repaid in full on July 11, 2001 (the "Transaction"); however, thereafter, the parties made claims against each other orally, and in correspondence.

At this time, the parties wish to release all claims of any kind, arising out of the Transaction. With the payment by CYGX, of Twenty Five Thousand Dollars ($25,000.00) to HEMCO; all parties agree that any and all potential claims of one against the other side related to the Transaction, are hereby fully RELEASED, and vice versa.

The parties hereto wish to release any and all claims related to the Transaction they may have against each other, direct or indirect, known or unknown, real or imagined, once and for all, with this agreement.

                                       II.

The parties have agreed to a resolution of all claims, demands, causes of action of any nature connected with the Transaction, to avoid the uncertainty, inconvenience and expense of litigation. It is expressly stated that nothing in this Release shall be construed as an admission of liability by or on the part of any party to this Release.

                                      III.

It is understood and agreed that in addition to releasing all claims related to the Transaction, each party releases, acquits and forever discharges the other from liability for any and all claims, demands, complaints and causes of action, whether known or unknown, related to the Transaction, as of the time this agreement is executed, arising out of or relating to any aspect of the Transaction prior to the execution of this agreement.

                                       IV.

It is understood and agreed that all presentations, negotiations, understandings and agreements between the parties, either oral or written, with respect to all controversies related to the Transaction, are merged into and superseded in their entirety by this agreement, and that this agreement fully and completely expresses all agreements of the parties related to the Transaction, and was entered into only after a full investigation by the parties, with no party to this agreement relying upon any statements or representations not embodied in this agreement.

                                       V.

This Release shall be interpreted and enforced according to the laws of the state of Texas. Should a court ever determine that any provision of this Release is not valid or unenforceable, that provision should be stricken, leaving the remainder of this Mutual Release in full force.

Both signatories below represent they have the full authority needed to execute this Mutual Release on behalf of their party, and to fully and completely bind their entity to this Mutual Release.

                                       VI.

This Mutual Release shall not affect any common stock ownership interest that HEMCO, or any individual or entities associated with HEMCO, may own in CYGX.

DATE: May 28, 2004



CYTOGENIX, INC.

/s/ Malcolm Skolnick
--------------------
By: Malcolm Skolnick

HEMCO Onshore LLC


/s/ Charles B. Middlekauf
-------------------------
By: Charles Middlekauf